UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – January 24, 2011 (January 19, 2011)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 19, 2011 the ALLETE Board of Directors amended the ALLETE and Affiliated Companies Change in Control Severance Plan (“Severance Pay Plan”), the ALLETE Executive Annual Incentive Plan (“AIP”), the ALLETE Executive Long-Term Compensation Plan (“LTIP”), the ALLETE and Affiliate Companies Supplemental Executive Retirement Plan (“SERP I”), and the ALLETE and Affiliate Companies Supplemental Executive Retirement Plan II  (“SERP II”), to conform the plans to the requirements of the  “Dodd-Frank Wall Street Reform and Consumer Protection Act,”  and in response to executive compensation trends.

The Severance Pay Plan was amended effective January 19, 2011 to eliminate the excise tax gross-up feature, to eliminate certain benefit continuation payments, and to establish a modified severance payment cap whereby the severance payment would be reduced to a level below the safe harbor amount if the executive would receive a higher after-tax benefit than if the executive were to pay the applicable excise tax on the full payment amount.

The AIP was amended effective January 1, 2011 to provide that in the event of a Change in Control (as defined by the AIP), any award earned pursuant to the AIP will be prorated based on the number of months in the performance year which had elapsed as of the date of a Change in Control. The AIP was also amended to incorporate the Company’s compensation recovery policy.

The LTIP was amended effective January 1, 2011 to prohibit re-pricing and cash buyouts of stock options and stock appreciation rights unless approved by ALLETE shareholders.  The LTIP was also amended to provide that in connection with a Change in Control (as defined in the LTIP), restrictions in restricted stock grants will be deemed to have expired upon the Change in Control, unless the restricted stock grant is fully assumed by the successor corporation or parent thereof.  In such case, any restrictions shall be deemed to have expired upon a participant’s termination of employment by the Company for reasons other than cause within 18 months of the Change in Control.  The LTIP was also amended to incorporate the Company’s compensation recovery policy.

SERP I and SERP II were amended effective January 1, 2011 to provide that the vested retirement benefits and any unpaid make up benefit, if applicable, is forfeited in the event a participant engaged in Misconduct (as defined in SERP I and SERP II).  SERP I and SERP II were also amended to incorporate the Company’s compensation recovery policy.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995” located on page 2 of this Form 8-K.

ALLETE Form 8-K dated January 24, 2011

Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical facts may be considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “will likely result,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby filing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected, or expectations suggested, in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements:

•	our ability to successfully implement our strategic objectives;
•
prevailing governmental policies, regulatory actions, and legislation including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and other various state, local, and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	our ability to manage expansion and integrate acquisitions;
•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;
•	effects of restructuring initiatives in the electric industry;
•	economic and geographic factors, including political and economic risks;
•	changes in and compliance with laws and regulations;
•	weather conditions;
•	natural disasters and pandemic diseases;
•	war and acts of terrorism;
•	wholesale power market conditions;
•	population growth rates and demographic patterns;
•	effects of competition, including competition for retail and wholesale customers;
•	changes in the real estate market;
•	pricing and transportation of commodities;
•	changes in tax rates or policies or in rates of inflation;
•	project delays or changes in project costs;
•	availability and management of construction materials and skilled construction labor for capital projects;
•	changes in operating expenses, capital and land development expenditures;
•	global and domestic economic conditions affecting us or our customers;
•	our ability to access capital markets and bank financing;
•	changes in interest rates and the performance of the financial markets;
•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and
•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 23 of our 2009 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE Form 8-K dated January 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

January 24, 2011	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President – Business Support

ALLETE Form 8-K dated January 24, 2011